KEMPER TAX-FREE INCOME FUNDS
                     Kemper Intermediate Municipal Bond Fund
                        SUPPLEMENT DATED JANUARY 1, 1999
                       TO PROSPECTUS DATED JANUARY 1, 1999

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A proxy statement dated October 23, 1998 (the "Proxy  Statement")  solicited the approval of the shareholders of Kemper Intermediate Municipal Bond Fund ("KIMBF") on certain proposals, including the elimination of the shareholder approval requirement to amend investment objectives and certain investment policies (the "Proposals"). However, at the Special Meeting of Shareholders held on December 17, 1998 (the "Special Meeting"), there were insufficient votes to approve the Proposals. The Special Meeting was adjourned to January 15, 1999. The currently effective Prospectus describes the investment objectives and investment policies as proposed to be changed. Until such time as the requisite number of shares of KIMBF has been voted in favor of the Proposals, the Prospectus is revised to read as follows:

The last sentence of the first paragraph of the "Investment Objective and Principal Strategies" section for KIMBF is replaced in its entirety by the following sentences:

Certain fundamental investment restrictions have been adopted for each Fund, which are presented in the Statement of Additional Information and that, together with the investment objective and policies of each Fund, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or
(b) more than 50% of the outstanding shares of the Fund.





January 1, 1999